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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)_______________________________ August 10, 1999
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FCC National Bank on behalf of First Chicago Master Trust II
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    (Exact name of registrant as specified in its charters)


United States of America               0-16337                 51-0269396
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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 (Address of principal executive office)                 (Zip Code)



Registrant's telephone number, including area code: 302-656-5020

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Item 5.   Other Events.
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On August 10, 1999, the closing of the sale of First Chicago Master Trust II
$550,000,000 Floating Rate Asset Backed Certificates Series 1999-Y (the "Series 1999-Y Certificates") pursuant to the Underwriting Agreement, dated June 7, 1999, and the Terms Agreement dated July 28, 1999, both between FCC National Bank (the "Bank") and Banc One Capital Markets, Inc., as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1999-Y Supplement, dated as of August 1, 1999 (the "Series 1999-Y Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990 (as amended, the Pooling and Servicing Agreement"), between the Bank and the Trustee.


Item 7.   Financial Statements and Exhibits.
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(c)       Exhibits
          The exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 333-49625).

          Exhibit Number      Description of Exhibit
          -------------       ----------------------

              4.30 Series 1999-Y Supplement to Pooling and Servicing Agreement relating to the Series 1999-Y Certificates.

                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FCC NATIONAL BANK
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                              (Registrant)



Date: August 23, 1999         By  /s/ Sharon A. Renchof
                                ----------------------------
                              Title:  Assistant Secretary
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                               INDEX TO EXHIBITS

     Exhibit                  Description of                     Sequential Page
     Number                      Exhibit                              Number
    ---------                 --------------                     ---------------
    4.30                 Series 1999-Y Supplement to Pooling
                         and Servicing Agreement relating to
                         the Series 1999-Y Certificates